497(e)
                                                                      333-146143
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED MARCH 17, 2008 TO THE MARCH 17, 2008 PROSPECTUS FOR
CROSSINGS(SM)

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This Supplement modifies certain information in the above-referenced Prospectus and Supplements to Prospectus and Statement of Additional Information, dated March 17, 2008, as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus.


CROSSINGS(SM) OFFERED AS A NON-TRANSFERABLE ANNUITY

In addition to traditional and Roth IRAs described in the Prospectus, we may offer Crossings(SM) as a "qualified plan distributed annuity contract". We may also refer to this in our materials as a "non-transferable annuity contract" or "NTA". If you are retiring or separating from service, you may be eligible to elect the Crossings(SM) contract as a distribution option from one of the plans offering this distribution option.

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The following section headings used below correspond with those in your
Prospectus.


1. CONTRACT FEATURES AND BENEFITS


HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT.

As described above, the Crossings(SM) contract may be issued as a qualified plan distributed annuity contract as defined by Treasury Department Regulations. All references to "traditional IRA" and "Roth IRA" should be disregarded throughout the Prospectus. At your election, the plan will use all or a portion of your account balance or eligible accrued benefit under the plan, as the case may be, to purchase the Crossings(SM) contract for you. You will be the named owner and annuitant under the contract.


ISSUE AGES

The contract is available for issue ages 45 through 85. Appendix II of your Prospectus provides any state variations with regard to issue ages.


SOURCE OF CONTRIBUTIONS

For non-transferable annuity contracts, we require the same minimum contribution of $25,000. The contribution must be all or a portion of your account balance or eligible accrued benefit, as the case may be, under the plan that is purchasing the Crossings(SM) NTA contract for you. If you have a designated Roth account or a non-Roth after-tax contribution account under your plan, those funds are not eligible to be applied to the purchase of the Crossings(SM) NTA contract. If you want to allocate to the purchase of a Crossings(SM) NTA contract all or part of the account balance (or eligible accrued benefit) from more than one plan offering this distribution option, each such plan must purchase a separate Crossings(SM) NTA contract for you with the portion of the account balance (or eligible accrued benefit) elected. These contracts cannot be aggregated.


LIMITATIONS ON CONTRIBUTIONS

Additional contributions are not permitted. All references in the Prospectus to "initial" and "additional" contributions under the contract should be disregarded.


4. ACCESSING YOUR MONEY

The following is added to the section of the Prospectus entitled "Accessing your money" under "Withdrawing your account value":


DIRECT ROLLOVERS

To the extent that a withdrawal (whether a Guaranteed annual payment or a partial withdrawal) is an "eligible rollover distribution" under federal tax rules, you can request us to directly roll it over to another eligible retirement plan, including an IRA. See the "Tax information" section of your Prospectus for details.


                                                           Cat No. 140508 (3/08)
CRO 02 (3/08)                                                             x02072


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o Direct rollovers prior to the Required Beginning Date for RMDs will be subject to 20% tax withholding. See "Tax information" below for more information.


7. TAX INFORMATION

The information below replaces the "Tax information" section in your Prospectus.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If you elect to exercise your cancellation right under the contract, the amounts applied to purchase the Crossings(SM) NTA contract cannot be returned to the plan, cannot be directly rolled over to another eligible retirement plan, and must be paid out to you. Unless you are at or past the age when you must start lifetime required minimum distributions, the amounts would be subject to 20% federal income tax withholding.

You might be eligible to roll over the funds within 60 days to another eligible retirement plan. See the discussion below under "Tax-deferred rollovers".


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF THE CROSSINGS(SM) NTA
CONTRACT

The purchase of the Crossings(SM) NTA contract and the distribution to you is not a taxable transaction, but will be reported by the plan on Form 1099-R. Any amounts distributed from the Crossings(SM) NTA contract -- whether a Guaranteed annual Payment, partial withdrawal, total surrender or annuity payments -- are taxable as ordinary income unless an exception applies, and are reportable on Form 1099-R. Death benefits paid to a beneficiary are also taxable distributions. The type of the federal income tax withholding we must do depends on the type of the distribution. "See Federal and state income tax withholding" below. In addition, distributions may be subject to additional tax penalties.

Tax-deferred rollovers. You may roll over an "eligible rollover distribution" from a Crossings(SM) NTA contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a Crossings(SM) NTA contract to any of the following: a qualified plan, a 403(b) plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances.

Beginning in 2008, direct rollover contributions may be made from eligible retirement plans to Roth IRAs in certain circumstances. Such conversion rollover transactions are taxable.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, and required minimum distributions under federal income tax rules.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Crossings(SM) NTA contract before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o on or after your death; or

o because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual payments made under the Lifetime income benefit or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.


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REQUIRED MINIMUM DISTRIBUTIONS

The following should be read in conjunction with your Prospectus:


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS -- WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION.

If you continue to work for the employer sponsoring the plan after you are age 70-1/2, you are not required to begin lifetime required minimum distributions from your Crossings(SM) NTA contract until April 1 following the calendar year you retire from service (unless you are a 5% owner.)


WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE?

An amount must be distributed from the Crossings(SM) NTA contract every year once you are required to begin lifetime required minimum distributions; the rule permitting traditional IRA owners to add up the required minimum distribution total and take amounts from any one or more IRAs does not apply. Therefore, assuming you do not elect an annuity payout option, we will automatically enroll you in our "automatic required minimum distribution (RMD) service" when you are required to begin lifetime required minimum distributions so that any RMD amount in excess of a Guaranteed annual payment does not result in an Excess withdrawal.

Income tax withholding on distributions and payments from the Crossings(SM) NTA contract

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from the Crossings(SM) NTA contract are subject to mandatory 20% federal income tax withholding (and any related state income tax withholding.) You are not permitted to elect out of this withholding.

All distributions from the Crossings(SM) NTA contract are eligible rollover distributions unless they are on the following list of exceptions:

o any distributions to the extent they are required minimum distributions after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for the life (or life expectancy) or the joint lives (or joint life expectancies) of the plan participant (and designated beneficiary); or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o a death benefit payment to a beneficiary who is not the plan participant's surviving spouse; or

o a qualified domestic relations order distribution to a beneficiary who is not the plan participant's current spouse or former spouse.

A death benefit payment to the plan participant's surviving spouse, or a qualified domestic relations order distribution to the plan participant's current or former spouse may be a distribution subject to mandatory 20% withholding.

Distributions from the Crossings(SM) NTA contract after you are required to start lifetime Required Minimum Distributions are subject to the 10% federal income tax withholding rate, discussed in the prospectus under "federal income tax withholding on non-periodic annuity payments (withdrawals)" to the extent the distribution is a Required Minimum Distribution. You may be eligible to elect out of withholding on these payments.

The information in your Prospectus under "Federal income tax withholding on periodic annuity payments" applies to annuity payments under the Crossings(SM) NTA contract. Guaranteed annual payments that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under the "Lifetime income benefit in "Contract features and benefits" earlier in your Prospectus, as well as other annuity benefit payments that are based on your life or life expectancy, are considered annuity payments for tax purposes. You may be eligible to elect out of withholding on these payments, even if you elect them or receive them before you are required to begin lifetime required minimum distributions.










    Crossings(SM) is a service mark of AXA Equitable Life Insurance Company
       (AXA Equitable). Distributed by its affiliate, AXA Advisors, LLC,
                1290 Avenue of the Americas, New York, NY 10104
  Copyright 2008. AXA Equitable Life Insurance Company - All rights reserved.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                  212-554-1234

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